UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2008

ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           EPCO, Inc. (“EPCO”) formed EPE Unit L.P. (“EPE I”), EPE Unit II, L.P. (“EPE II”) and EPE Unit III, L.P. (“EPE III” and together with EPE I and EPE II, the “Employee Partnerships”) to serve as long-term incentive arrangements for certain employees of EPCO by providing “profit interests” in the underlying limited partnership units of Enterprise GP Holdings L.P.  On July 1, 2008, each of the Employee Partnerships entered into a second amendment to agreement of limited partnership (each referred to herein as a “Second Amendment”).  The Second Amendments for EPE I and EPE II provide for the reduction of the rate at which the Class A Limited Partner, Duncan Family Interests, Inc., earns a preferred return on its investment in EPE I and EPE II (“Class A Preference Return Rate”).  The Class A Preference Return Rate in each of these two limited partnership agreements was reduced from 6.25% to a floating preference rate to be determined by EPCO, in its sole discretion, that will be between 4.50% and 5.725% per annum.  The Second Amendment for EPE I and EPE II each further provides that the liquidation date for those partnerships be extended to November 9, 2012 and February 10, 2014, respectively.  The Second Amendment for EPE III extends the liquidation date for that partnership to May 9, 2014.

Copies of the Second Amendment of EPE I, EPE II and EPE III are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and each is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Agreement of Limited Partnership of EPE Unit L.P. dated July 1, 2008.
10.2	Second Amendment to Agreement of Limited Partnership of EPE Unit II, L.P. dated July 1, 2008.
10.3	Second Amendment to Agreement of Limited Partnership of EPE Unit III, L.P. dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By: EPE Holdings, LLC,
its general partner

Date: July 7, 2008	By: /s/ Michael J. Knesek
Name: Michael J. Knesek
Title: Senior Vice President, Controller and Principal
Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Agreement of Limited Partnership of EPE Unit L.P. dated July 1, 2008.
10.2	Second Amendment to Agreement of Limited Partnership of EPE Unit II, L.P. dated July 1, 2008.
10.3	Second Amendment to Agreement of Limited Partnership of EPE Unit III, L.P. dated July 1, 2008.